UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: February 28, 2009

Date of reporting period: August 31, 2008

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2008

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

For the full six month period ended August 31, 2008, the Snow Capital Opportunity Fund (“SCOF” or “the Fund”) I-shares recorded a negative return of 6.3% compared to a negative return of 2.6% during the same period by the S&P 500 Index.

At the time of our last communication (February 2008), we noted the fragility in the markets due to the impact of imploding sub-prime related assets on corporate balance sheets, tightening credit markets, rising commodity prices, an ensuing consumer pull-back, and a weakening dollar. Six months later, we find ourselves in unprecedented times, where large financial institutions have been nationalized, acquired at bargain prices, or have simply evaporated; where unsold housing inventories and foreclosure rates stand at all-time highs; where available credit has been withdrawn from businesses and consumers; and where fearful investors have pushed credit spreads to their widest levels in recent history, leaving even the credit quality of US Treasuries in question at times. It should not be a surprise that panic investing has replaced fundamental stock picking. As difficult as the current environment is, we at Snow Capital believe that this too shall pass.

Our Task is to Find Value and Look Past the Valleys

A value investor has the unenviable task of looking into the gloom of despair to find the flicker of opportunity. With rigorous fundamental analysis as a backdrop, Snow Capital’s investment team engages in this process every day on behalf of our clients. We tend to invest against the headwinds of frenzied investor behavior and market volatility, with the expectation of (re)capturing value over the long term as irrational fears are replaced by improved fundamentals and market sentiment. It is at times such as these that Snow Capital attempts to provide the greatest value to its clients by adhering to our investment discipline, especially when panic on Wall Street is casting a shadow on the overall market. History shows us that fundamental analysis produces superior returns over the long term, and we believe that this period is no different.

However, it does take patience and fortitude in order to look past the near term problems and often times, to withstand short-term market dislocation with an eye toward the returns we anticipate over a three- to five-year time horizon. We are encouraged by the abundance of compelling investment ideas; indeed, from chaos springs opportunity. We remain committed to the companies in which we invest so long as our assumptions provide for expected returns in excess of our internal hurdle rate over our investment horizon. We base our purchase decisions on the belief that all cycles (both up and down) come to an end.

Our Winners and Losers

New York and Company (NWY). NWY suffered through much of 2007 due to concerns over consumer spending as well as poor customer response and slow foot traffic. NWY has recently benefited from operational improvements, and better merchandise offerings, specifically in the accessories category, resulting in better earnings performance. Investors have bid up shares of late as many believe the company’s lower priced offerings will benefit from the trade-down phenomenon. During the six-month period, NWY shares were up 103%.

Amgen (AMGN). Snow invested in Amgen shares after a sell off due to market concerns over the safety of the company’s key erythropoiesis stimulating agent (ESA) franchise. Since that time, the FDA and the Center for Medicare and Medicaid Services have issued final statements on the safety of the drugs and the appropriate dosing levels, alleviating many of the market’s concerns. During that time, the company worked to reduce operating costs while also buying back shares, allowing the company to maintain its earnings momentum despite the difficulties within the ESA market. Additionally, the ESA markets have mostly stabilized, providing continued top-line growth. Finally, investors have recently begun to anticipate the launch of AMGN’s next potential blockbuster drug, Denosumab, which helps to prevent osteoporosis. During the six-month period, AMGN shares rose 38%.

American International Group (AIG). AIG was the largest multiline triple-A rated insurer in the world with a thriving finance arm and abundant opportunities in the international space, particularly Asia. Unfortunately, the company’s exposure to complex mortgage-related securities became increasingly more grave as the housing and credit markets deteriorated through 2008, causing market concerns about the need to raise additional capital. In September, these fears came to bear as the company faced an abrupt liquidity crisis due to a shortage of capital, resulting in a federal government intervention, a management change, and shareholder dilution. The company’s sudden liquidity crisis and subsequent government take over are both unprecedented and not reflective of the underlying businesses managed by this financial conglomerate. While we strongly object to the decisions made by the management team, we recognize that control of the company’s future is now in the hands of Washington politicians and not the company’s private shareholders. During the six-month period, AIG shares fell 54%. We exited our AIG position in September.

XL Capital (XL). XL Capital came under increasing pressure through most of 2008 due to its exposure to financial insurer SCA Capital (now Syncora Holdings). In the third quarter of 2008, XL was able to extricate itself from its financial obligations to SCA, removing much of the overhang from the stock. At the same time, the company raised additional capital, giving itself what we believe is ample room to weather through the 2008 hurricane season and beyond. We believe what remains is a strong insurance and reinsurance company, poised for strong earnings growth and price appreciation. We continue to hold XL shares. During the six-month period, XL shares fell 43%.

Portfolio Positioning

The overall portfolio was approximately 73% net long at the end of August. We had covered calls written against approximately 5% of our risk-adjusted long equity portfolio. The portfolio also held short exchange-traded funds (ETFs) serving as an additional hedge to the portfolio, amounting to approximately 12% of our risk-adjusted long equity portfolio.

We Remain Committed to Being Fully Invested

We cannot control or predict the fluctuations of equity markets; we simply invest in the stock of companies we feel will appreciate by more than the average stock over our investment horizon.

We are confident in the US economy and financial system over the long run and we are committed to maintaining a fully invested portfolio.

In closing, we would like to again thank our shareholders for their continued faith in our process. We look forward to communicating with you in the periods ahead and hope to have better investment returns to report. As always, we will continue to strive to protect and grow your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor. Past results are no guarantee of future results.

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-766-9363 or visiting www.snowfunds.com. The prospectus should be read carefully before you invest or send money.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Mutual fund investing involves risk; principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The Fund may use options and futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. This investment may not be suitable for all investors.

Please refer to the Schedule of Investments and the Schedule of Options Written for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

The Snow Capital Opportunity Fund is distributed by Quasar Distributors, LLC.

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/08 - 8/31/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period 3/1/2008 - 8/31/2008*
Actual**	$1,000.00	$936.30	$7.47
Hypothetical (5% return before expenses)***	$1,000.00	$1,017.49	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $59.58.
***	Including loads, your hypothetical cost of investment in the Fund would be $59.87.

	Class C
	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period 3/1/2008 - 8/31/2008*
Actual**	$1,000.00	$932.80	$11.11
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.71	$11.57

*	Expenses are equal to the Fund’s annualized expense ratio of 2.28%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $15.98.
***	Including loads, your hypothetical cost of investment in the Fund would be $16.65.

	Institutional Class
	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period 3/1/2008 - 8/31/2008*
Actual	$1,000.00	$936.90	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of August 31, 2008 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2008

	No Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(6.37)%	(16.20)%	(2.86)%
Class C	(6.72)%	(16.74)%	(3.53)%
Institutional Class	(6.31)%	(16.04)%	(2.67)%
S&P 500 Index	(2.57)%	(11.14)%	1.06%

	Front-End Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(11.28)%	(20.62)%	(5.08)%

	Level Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class C	(7.65)%	(17.55)%	(3.53)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS - 89.92%
Biotechnology - 4.13%
Amgen, Inc.(a)	149,000	$9,364,650

Capital Markets - 0.63%
Merrill Lynch & Co, Inc.	50,000	1,417,500

Chemicals - 1.51%
E.I. Du Pont de Nemours & Co.	77,190	3,430,324

Commercial Banks - 4.45%
Bank of America Corp.	234,840	7,312,918
Regions Financial Corp.	40,000	370,800
Wells Fargo & Co.	80,000	2,421,600

		10,105,318

Diversified Financial Services - 4.61%
Citigroup, Inc.	175,000	3,323,250
JP Morgan Chase & Co.	185,490	7,139,510

		10,462,760

Electronic Equipment & Instruments - 3.39%
Agilent Technologies, Inc.(a)	107,000	3,719,320
Echelon Corp.(a)	305,400	3,973,254

		7,692,574

Energy Equipment & Services - 1.27%
Patterson-UTI Energy, Inc.	101,660	2,889,177

Health Care Providers & Services - 15.13%
Community Health Systems, Inc.(a)	195,000	6,729,450
Coventry Health Care, Inc.(a)	181,250	6,347,375
Health Management Associates, Inc. - Class A(a)	1,000,020	5,810,116
Health Net Inc.(a)	243,840	6,742,176
Humana, Inc.(a)	100,000	4,640,000
RehabCare Group, Inc.(a)	221,200	4,056,808

		34,325,925

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2008 (Unaudited)

	Shares	Value
Industrial Conglomerates - 5.12%
General Electric Co.	413,280	$11,613,168

Insurance - 14.05%
American International Group, Inc.	235,010	5,050,365
Aspen Insurance Holdings Ltd.(b)	155,200	4,205,920
Axis Capital Holdings Ltd.(b)	101,810	3,403,508
Endurance Specialty Holdings Ltd.(b)	143,000	4,664,660
Unum Group	298,660	7,588,951
XL Capital Ltd. - Class A(b)	346,800	6,970,680

		31,884,084

Leisure Equipment & Products - 0.57%
Brunswick Corp.	94,510	1,303,293

Media - 1.52%
Viacom Inc. - Class B(a)	117,070	3,451,223

Metals & Mining - 3.32%
Alcoa Inc.	170,960	5,492,945
Worthington Industries, Inc.	115,910	2,040,016

		7,532,961

Multiline Retail - 4.48%
Kohl’s Corp.(a)	105,000	5,162,850
Macy’s, Inc.	240,000	4,996,800

		10,159,650

Oil, Gas & Consumable Fuels - 5.40%
ConocoPhillips	60,080	4,957,201
Marathon Oil Corp.	162,000	7,301,340

		12,258,541

Pharmaceuticals - 4.27%
GlaxoSmithKline PLC - ADR(b)	124,500	5,847,765
Pfizer Inc.	201,510	3,850,856

		9,698,621

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2008 (Unaudited)

	Shares	Value
Real Estate Investment Trusts - 2.24%
Annaly Capital Management, Inc.	340,000	$5,086,400

Semiconductors & Semiconductor Equipment - 1.12%
Broadcom Corp.(a)	106,000	2,550,360

Specialty Retail - 12.32%
Christopher & Banks Corp.	680,135	6,542,899
The Gap, Inc.	231,290	4,498,590
New York & Company, Inc.(a)	903,900	10,666,020
Office Depot, Inc.(a)	365,000	2,569,600
Pacific Sunwear Of California, Inc.(a)	581,000	3,677,730

		27,954,839

Thrifts & Mortgage Finance - 0.39%
Fannie Mae	5,400	36,936
MGIC Investment Corp.	100,000	841,000

		877,936

TOTAL COMMON STOCKS (Cost $244,514,701)		204,059,304

INVESTMENT COMPANIES - 4.61%
UltraShort S&P 500 ProShares	110,000	7,162,100
UltraShort Russell 2000 ProShares	50,000	3,306,000

		10,468,100

TOTAL INVESTMENT COMPANIES (Cost $10,636,210)		10,468,100

PREFERRED STOCK - 1.27%
Fannie Mae	200,000	2,870,000

TOTAL PREFERRED STOCK (Cost $2,281,560)		2,870,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2008 (Unaudited)

	Contracts	Value
PURCHASED OPTIONS - 0.26%
Put Options - 0.26%
United States Oil Fund LP Expiration: January 2009, Exercise Price: $120.00	200	$594,000

TOTAL PURCHASED OPTIONS (Cost $388,600)		594,000

	Principal Amount	Value
SHORT TERM INVESTMENTS - 6.56%
AIM Short Term Treasury Investment	$7,436,746	7,436,746
Fidelity Institutional Government Portfolio - Class I	7,454,746	7,454,746

TOTAL SHORT TERM INVESTMENTS (Cost $14,891,492)		14,891,492

Total Investments (Cost $272,712,563) - 102.62%		232,882,896
Liabilities in Excess of Other Assets - (2.62)%		(5,938,179)

TOTAL NET ASSETS - 100.00%		$226,944,717

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security

FAS 157 - Summary of Fair Value Exposure at August 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2008 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs
Investments in: Securities	232,882,896	232,882,896	0	0
Written Options	5,802,930	5,802,930	0	0

Total	238,685,826	238,685,826	0	0

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2008

	Contracts	Value
CALL OPTIONS
Agilent Technologies, Inc.
Expiration: January 2009, Exercise Price: $42.50	90	$3,060
American International Group, Inc.
Expiration: January 2009, Exercise Price: $55.00	150	375
Amgen, Inc.
Expiration: October 2008, Exercise Price: $47.50	100	160,000
Expiration: January 2009, Exercise Price: $50.00	200	292,000
Expiration: January 2009, Exercise Price: $60.00	200	139,000
Expiration: January 2009, Exercise Price: $70.00	200	52,000
Annaly Capital Management, Inc.
Expiration: October 2008, Exercise Price: $19.00	427	2,135
Expiration: October 2008, Exercise Price: $20.00	200	1,000
Expiration: January 2009, Exercise Price: $20.00	10	925
Broadcom Corp.
Expiration: November 2008, Exercise Price: $30.00	200	8,800
Expiration: January 2009, Exercise Price: $35.00	300	67,500
Brunswick Corp.
Expiration: September 2008, Exercise Price: $20.00	400	3,000
Christopher & Banks Corp.
Expiration: September 2008, Exercise Price: $15.00	200	1,500
Citigroup, Inc.
Expiration: September 2008, Exercise Price: $27.50	625	1,250
Expiration: September 2008, Exercise Price: $30.00	400	200
Expiration: January 2009, Exercise Price: $32.50	150	1,200
Expiration: January 2009, Exercise Price: $45.00	150	75
Community Health Systems, Inc.
Expiration: September 2008, Exercise Price: $40.00	500	37,500
Expiration: January 2009, Exercise Price: $40.00	300	36,750
ConocoPhillips
Expiration: November 2008, Exercise Price: $90.00	200	45,000
Expiration: November 2008, Exercise Price: $95.00	200	22,400
Countrywide Financial Corp.
Expiration: January 2009, Exercise Price: $15.00	200	400
Expiration: January 2009, Exercise Price: $22.50	300	450

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2008

	Contracts	Value
Coventry Health Care, Inc.
Expiration: October 2008, Exercise Price: $35.00	200	$41,500
Expiration: October 2008, Exercise Price: $45.00	200	2,000
Echelon Corp.
Expiration: November 2008, Exercise Price: $15.00	400	34,000
Expiration: November 2008, Exercise Price: $17.50	500	20,000
Expiration: January 2009, Exercise Price: $15.00	300	39,000
Expiration: January 2009, Exercise Price: $17.50	200	14,000
Expiration: January 2009, Exercise Price: $20.00	400	15,000
The Gap, Inc.
Expiration: September 2008, Exercise Price: $22.50	450	2,250
Expiration: January 2009, Exercise Price: $22.50	200	16,000
General Electric Co.
Expiration: September 2008, Exercise Price: $36.00	200	200
Expiration: September 2008, Exercise Price: $37.50	400	200
Expiration: September 2008, Exercise Price: $40.00	300	150
Expiration: January 2009, Exercise Price: $42.50	400	1,600
GlaxoSmithKline PLC
Expiration: November 2008, Exercise Price: $50.00	200	18,000
Health Net Inc.
Expiration: October 2008, Exercise Price: $37.50	130	1,300
JP Morgan Chase & Co.
Expiration: September 2008, Exercise Price: $55.00	500	250
Kohl’s Corp.
Expiration: October 2008, Exercise Price: $55.00	51	5,100
Macy’s, Inc.
Expiration: November 2008, Exercise Price: $30.00	200	3,000
Marathon Oil Corp.
Expiration: October 2008, Exercise Price: $55.00	200	6,500
Expiration: October 2008, Exercise Price: $60.00	200	2,500
Expiration: January 2009, Exercise Price: $55.00	625	84,375
Merrill Lynch & Co, Inc.
Expiration: January 2009, Exercise Price: $60.00	500	2,250

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2008

	Contracts	Value
MGIC Investment Corp.
Expiration: January 2009, Exercise Price: $15.00	1,000	$42,500
New York & Company, Inc.
Expiration: October 2008, Exercise Price: $7.50	1,947	817,740
Expiration: October 2008, Exercise Price: $10.00	50	10,000
Expiration: January 2009, Exercise Price: $10.00	700	171,500
Expiration: January 2009, Exercise Price: $12.50	500	55,000
Office Depot, Inc.
Expiration: October 2008, Exercise Price: $15.00	1,200	3,000
Expiration: January 2009, Exercise Price: $15.00	1,008	5,040
Pacific Sunwear Of California, Inc.
Expiration: September 2008, Exercise Price: $15.00	650	1,625
Expiration: December 2008, Exercise Price: $17.50	500	3,750
Expiration: January 2009, Exercise Price: $15.00	300	2,250
Patterson-UTI Energy, Inc.
Expiration: November 2008, Exercise Price: $30.00	300	59,250
Expiration: November 2008, Exercise Price: $32.50	500	56,250
Expiration: January 2009, Exercise Price: $25.00	200	104,000
Pfizer Inc.
Expiration: January 2009, Exercise Price: $25.00	300	3,000
Unum Group
Expiration: September 2008, Exercise Price: $25.00	1,237	142,255
Expiration: December 2008, Exercise Price: $25.00	400	91,000
Viacom Inc.
Expiration: September 2008, Exercise Price: $45.00	300	2,250
Worthington Industries, Inc.
Expiration: September 2008, Exercise Price: $20.00	400	3,000
Expiration: September 2008, Exercise Price: $22.50	375	1,875
Expiration: December 2008, Exercise Price: $22.50	400	15,000

TOTAL CALL OPTIONS WRITTEN		2,775,980

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2008

	Contracts	Value
PUT OPTIONS
Affiliated Managers Group Inc.
Expiration: December 2008, Exercise Price: $85.00	300	$151,500
Alcoa Inc.
Expiration: October 2008, Exercise Price: $37.50	300	173,250
Annaly Capital Management, Inc.
Expiration: October 2008, Exercise Price: $15.00	400	59,000
Applied Materials Inc.
Expiration: January 2009, Exercise Price: $17.50	600	78,000
Broadcom Corp.
Expiration: November 2008, Exercise Price: $22.50	500	72,500
Cisco Systems, Inc.
Expiration: January 2009, Exercise Price: $22.50	500	55,500
eBay Inc.
Expiration: October 2008, Exercise Price: $25.00	300	42,900
Expiration: January 2009, Exercise Price: $27.50	700	269,500
Fannie Mae
Expiration: September 2008, Exercise Price: $20.00	746	969,800
Expiration: December 2008, Exercise Price: $20.00	500	680,000
MGIC Investment Corp.
Expiration: September 2008, Exercise Price: $10.00	2,500	475,000

TOTAL PUT OPTIONS WRITTEN		3,026,950

Total Options Written (Premiums received $4,962,279)		$5,802,930

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

August 31, 2008 (Unaudited)

ASSETS
Investments, at value (cost $272,712,563)	$232,882,896
Dividends and interest receivable	303,452
Receivable for investments sold	1,004,838
Receivable for Fund shares sold	369,164
Other assets	44,573

TOTAL ASSETS	234,604,923

LIABILITIES
Written options, at value (premium received $4,962,279)	5,802,930
Payable for investments purchased	666,515
Payable for Fund shares redeemed	758,672
Payable to affiliates	122,487
Payable to Advisor	191,539
Payable for distribution fees	68,157
Payable for shareholder servicing fees	23,792
Accrued expenses and other liabilities	26,114

TOTAL LIABILITIES	7,660,206

NET ASSETS	$226,944,717

Net assets consist of:
Paid in capital	$267,254,769
Undistributed net investment income	827,060
Undistributed net realized loss	(466,498)
Net unrealized depreciation on: Investments	(39,829,667)
Written options	(840,947)

NET ASSETS	$226,944,717

CLASS A SHARES
Net assets	$62,298,679
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,444,573
Net asset value and redemption price per Share(1)	$18.09
Maximum offering price per share ($18.09/0.9475)	$19.09

CLASS C SHARES
Net assets	$62,701,709
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,501,902
Net asset value and offering price per share(1)	$17.91

CLASS I SHARES
Net assets	$101,944,329
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,625,460
Net asset value and redemption price per share(1)	$18.12

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Six Months Ended August 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividend income	$2,442,552
Interest income	220,195

TOTAL INVESTMENT INCOME	2,662,747

EXPENSES
Investment advisory fees	1,199,679
Distribution fees - Class C	259,689
Administration fees	114,297
Shareholder servicing fees - Class C	86,563
Distribution fees - Class A	82,616
Transfer agent fees and expenses	79,161
Fund accounting fees	55,836
Federal and state registration fees	21,791
Custody fees	16,161
Reports to shareholders	15,603
Audit and tax fees	11,811
Legal fees	7,474
Trustees’ fees and related expenses	878
Other expenses	10,644

NET EXPENSES	1,962,203

NET INVESTMENT INCOME	700,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(11,107,445)
Options	6,796,437
Net change in unrealized appreciation (depreciation) on:
Investments	(8,742,423)
Written options	(4,022,352)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,075,783)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,375,239)

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008

FROM OPERATIONS
Net investment income	$700,544	$3,628,362
Net realized gain (loss) on:
Investments	(11,107,445)	5,010,727
Options	6,796,437	2,756,511
Net change in unrealized appreciation/depreciation on:
Investments	(8,742,423)	(40,905,517)
Written options	(4,022,352)	3,275,651

Net decrease in net assets from operations	(16,375,239)	(26,234,266)

FROM DISTRIBUTIONS
Net investment income - Class A	—	(1,182,564)
Net investment income - Class C	—	(723,865)
Net investment income - Class I	—	(1,644,562)
Net realized gain on investments - Class A	—	(1,295,668)
Net realized gain on investments - Class C	—	(1,329,407)
Net realized gain on investments - Class I	—	(1,579,098)

Net decrease in net assets resulting from distributions paid	—	(7,755,164)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	8,545,564	46,080,544
Proceeds from shares sold - Class C	4,233,431	44,547,359
Proceeds from shares sold - Class I	16,054,452	92,845,232
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	2,294,953
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	1,964,723
Net asset value of shares issued to shareholders in payment of distributions declared - Class I	—	2,941,034
Payments for shares redeemed - Class A(1)	(12,626,982)	(17,881,473)
Payments for shares redeemed - Class C(2)	(11,414,168)	(9,536,135)
Payments for shares redeemed - Class I(3)	(11,550,555)	(17,662,767)

Net increase (decrease) in net assets from capital share transactions	(6,758,258)	145,593,470

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,133,497)	111,604,040
NET ASSETS:
Beginning of Period	$250,078,214	138,474,174

End of Period	$226,944,717	$250,078,214

UNDISTRIBUTED NET INVESTMENT INCOME	$827,060	$126,516

(1)	Net of redemption fees of $11,246 and $9,154 for the period ended August 31, 2008 and year ended February 29, 2008 respectively.
(2)	Net of redemption fees of $75,124 and $51,562 for the period ended August 31, 2008 and year ended February 29, 2008 respectively.
(3)	Net of redemption fees of $23,761 and $23,495 for the period ended August 31, 2008 and year ended February 29, 2008 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income(3)	0.07 (2)	0.42 (2)	0.04
Net realized and unrealized gain (loss) on investments	(1.30)	(2.17)	1.71

Total from investment operations	(1.23)	(1.75)	1.75

Less distributions paid:
From net investment income	—	(0.32)	(0.01)
From net realized gain on investments	—	(0.35)	—

Total distributions paid	—	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	— (4)

Net Asset Value, End of Period	$18.09	$19.32	$21.74

Total return(5)(6)	(6.37)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$62,299	$70,835	$50,624
Ratio of expenses to average net assets(7)(8)	1.53%	1.59%	1.75%
Ratio of net investment income to average net assets(7)(8)	0.69%	1.96%	0.34%
Portfolio turnover rate(6)	27.72%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.58% and 1.79%, and the ratio of net investment income to average net assets would have been 1.97% and 0.30%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.20	$21.62	$20.00

Incom from investment operations:
Net investment income (loss)(3)	— (2)	0.25 (2)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.31)	(2.14)	1.66

Total from investment operations	(1.31)	(1.89)	1.62

Less distributions paid:
From net investment income	—	(0.19)	—
From net realized gain on investments	—	(0.35)	—

Total distributions paid	—	(0.54)	—

Paid-in capital from redemption fees (Note 2)	0.02	0.01	— (4)

Net Asset Value, End of Period	$17.91	$19.20	$21.62

Total return(5)(6)	(6.72)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$62,702	$74,767	$48,369
Ratio of expenses to average net assets(7)(8)	2.28%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets(7)(8)	(0.05)%	1.21%	(0.4)%
Portfolio turnover rate(6)	27.72%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.33% and 2.54%, and the ratio of net investment income (loss) to average net assets would have been 1.22% and -0.44%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.09 (2)	0.42 (2)	0.06	(3)
Net realized and unrealized gain (loss) on investments	(1.31)	(2.13)	1.73

Total from investment operations	(1.22)	(1.71)	1.79

Less distributions paid:
From net investment income	—	(0.37)	(0.03)
From net realized gain on investments	—	(0.35)	—

Total distributions paid	—	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	—	0.01	—	(4)

Net Asset Value, End of Period	$18.12	$19.34	$21.76

Total return(5)	(6.31)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$101,944	$104,476	$39,481
Ratio of expenses to average net assets(6)	1.28%	1.35%	1.50	%(7)
Ratio of net investment income to average net assets(6)	0.94%	2.02%	0.60	%(7)
Portfolio turnover rate(5)	27.72%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.34% and 1.54%, and the ratio of net investment income (loss) to average net assets would have been 2.03% and 0.56%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

August 31, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Options are valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $110,131 were charged by the Fund during the six month period ended August 31, 2008.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 29, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At February 29, 2008, the fiscal years 2007 through 2008 remain open to examination in the Fund’s major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157

defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of August 31, 2008, the Fund adopted FAS 157. The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Funds’ net asset values.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2008	Period Ended February 28, 2007
Ordinary Income	$4,623,132	$42,319
Long-Term Capital Gain	$3,132,032	—

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$287,634,392

Gross tax unrealized appreciation	17,003,131
Gross tax unrealized depreciation	(45,795,815)

Net tax unrealized depreciation	(28,792,684)

Undistributed ordinary income	4,294,879
Undistributed long-term capital gain	1,001,745

Total distributable earnings	5,296,624

Other accumulated losses	(438,753)

Total accumulated losses	$(23,934,813)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the six month period ended August 31, 2008, the Fund accrued expenses of $82,616 and $259,689 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $86,563 for Class C for shareholder servicing. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the six month period ended August 31, 2008 was $1,396.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Six Month Period Ended August 31, 2008	Period Ended February 29, 2008
Shares Sold	466,323	2,062,904
Shares issued to holders in reinvestment of distribution	—	111,351
Shares Redeemed	(687,945)	(836,188)

Net Increase(Decrease)	(221,622)	1,338,067

Snow Capital Opportunity Fund – Class C Shares	Six Month Period Ended August 31, 2008	Period Ended February 29, 2008
Shares Sold	226,310	2,008,261
Shares issued to holders in reinvestment of distribution	—	95,840
Shares Redeemed	(619,426)	(446,500)

Net Increase(Decrease)	(393,116)	1,657,601

Snow Capital Opportunity Fund – Institutional Class Shares	Six Month Period Ended August 31, 2008	Period Ended February 29, 2008
Shares Sold	850,592	4,292,114
Shares issued to holders in reinvestment of distribution	—	142,630
Shares Redeemed	(629,412)	(846,063)

Net Increase(Decrease)	222,180	3,588,681

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six month period ended August 31, 2008, were $66,204,330 and $62,058,728 respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the six month period ended August 31, 2008 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period -	50,668	$8,104,471
Options written -	24,380	3,560,207
Options terminated in closing transactions -	(8,350)	(1,131,667)
Options exercised -	(492)	(94,324)
Options expired -	(41,481)	(6,702,768)

Outstanding, end of period -	24,725	$3,735,919

	Put Options
	Contracts	Premiums
Outstanding, beginning of period -	—	$—
Options written -	8,700	1,376,761
Options terminated in closing transactions -	(54)	(6,048)
Options exercised -	(30)	(3,338)
Options expired -	(1,270)	(141,311)

Outstanding, end of period -	7,346	$1,226,064

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on April 15, 2008 and July 21, 2008 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Snow Capital Opportunity Fund (the “Fund”), a series of the Trust, and Snow Capital Management, L.P., the Fund’s investment adviser (the “Adviser”). In advance of the meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, Form ADV, financial statements, the Adviser’s policy with respect to proxy voting, information with respect to insurance arrangements and regulatory examinations, bibliographic information of key personnel, comparative fee information for the Fund and the Adviser’s other accounts, written compliance program and chief compliance officers and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information and also received information directly from senior members of the Adviser. At the meeting held on April 15, 2008, the Trustees approved continuation of the Agreement for a term of less than one year (i.e., through August 31, 2008) at the request of the Fund’s administrator in order to align the timing of the Trustees’ approval of the Agreement with its approval of separate investment advisory agreements for each of the other series of the Trust. The Trustees, on July 21, 2008, discussed and reviewed its conclusions from the April 15, 2008 meeting and took note of the materials delivered in advance of the April 15, 2008 meeting of the Trustees by the Fund’s administrator and the Adviser. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2009.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees also discussed the Adviser’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Adviser’s compliance procedures and any material compliance issues during the prior year with respect to the Fund and changes made in the Adviser’s compliance procedures. The Trustees noted that during the course of the prior year they had met with senior members of the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and also discussed the routine examination of the Adviser conducted by the Securities and Exchange Commission. The Trustees also discussed the Adviser’s business continuity plan and the Adviser’s test of its business continuity plan conducted in October, 2007. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the one-year period ended February 29, 2008 and the overall performance by the Adviser since the inception of the Fund on April 30, 2006. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of multi-cap value funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Adviser that were similar to the Fund in terms of investment objectives (in other words, institutional accounts with similar investment objectives) and considered information provided by the Adviser concerning the differences in strategies used in managing the Fund versus institutional accounts. For the Fund’s three share classes, the Trustees noted that the Fund’s one-year performance compared favorably to that of its peer group and was reasonable in relation to the average for its peer group for the shorter one month and three month periods ended February 29, 2008. After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Adviser’s separately-managed accounts, as well as the expense waivers and reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the two meetings at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was higher than its peer group average of 0.703% and its peer group median of 0.740%. The Trustees also noted the Fund’s total expenses, net of waivers/reimbursements, as compared to the total expenses of its peer group, which consisted of many funds that were larger than the Fund. The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and advisory fee information. In light of the Adviser’s subsidization of the Fund’s expenses, the Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also compared the fees paid by the Fund to the fees paid by other accounts managed by the Adviser that were similar to the Fund in terms of their investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Adviser also provided information to the Trustees concerning the future circumstances that may warrant a reduction in the rate of its advisory fee. The Trustees reviewed all expense waivers and reimbursements by the Adviser with respect to the Fund and other information provided by the Adviser. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the Adviser’s summary of “fall-out” benefits. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 81% of its ordinary income distribution for the years ended February 29, 2008 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 29, 2008, 73% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designated 23% of the taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-766-9363 (877-Snowfund).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 46	Chairperson, President, Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	20	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Michael McVoy 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Chief Compliance Officer	Indefinite Term; Since August, 2008	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004-present); UMB Investment Services Group (2000-2004).	N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date 11/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date 11/5/08

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date 11/5/08